                                                                    Exhibit 4(e)

                                                                  EXECUTION COPY


                  WAIVER, dated as of January 19, 1999 (this "Waiver"), to the Credit Agreement, dated as of December 4, 1998 (the "Credit Agreement"; terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein), among THE SCOTTS COMPANY, an Ohio corporation (the "Borrower" or "Scotts"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts' Miracle-Gro Products, Inc., Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium 2 BVBA, The Scotts Company (UK) Ltd. and the other subsidiaries of the Borrower who are also borrowers from time to time hereunder (the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "Chase"), as agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), SALOMON SMITH BARNEY, INC., as syndication agent (the "Syndication Agent"), CREDIT LYONNAIS CHICAGO BRANCH (together with its banking affiliates, "Credit Lyonnais") and NBD BANK, as co-documentation agents (the "Co-Documentation Agents"), and Chase Securities Inc., as lead arranger (the "Lead Arranger") and as the book manager (the "Book Manager").


                              W I T N E S S E T H :

                  WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that the Borrower intends to issue up to $330 million of senior unsecured subordinated notes (including the Senior Subordinated Notes, the "Ortho Notes") as permitted under subsection 7.6(e) of the Credit Agreement, the Net Cash Proceeds of which to be used to refinance the Existing Subordinated Notes, to finance the Ortho Acquisition and to repay certain outstanding Revolving Credit Loans;

                  WHEREAS, the Borrower has requested that the Required Prepayment Lenders waive the requirement under subsection 2.12(c) of the Credit Agreement that the portion of the Net Cash Proceeds of the Ortho Notes attributable to clause (iii) of subsection 7.6(e) be applied on the date of incurrence to prepay the Term Loans or reduce the Revolving Credit Commitments in accordance with the terms of the Credit Agreement; and

                  WHEREAS, the Required Prepayment Lenders have agreed to waive any such mandatory prepayment as a result of the issuance of the Ortho Notes but only on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  1. Compliance with Subsection 2.12(c) (Mandatory Prepayments). Notwithstanding anything to the contrary in subsection 2.12(c) of the Credit Agreement, the Required Prepayment Lenders hereby waive (a) any requirement under the Credit Agreement for a mandatory prepayment of the Term Loans or reduction of the Revolving Credit Commitments with up to $330 million of the Net Cash Proceeds of the Ortho Notes provided that such Net Cash Proceeds will be used solely to refinance the Existing Subordinated Notes, to finance the Ortho Acquisition and to repay outstanding Revolving Credit Loans and for no other purpose and (b) any Default or Event of Default that would otherwise occur under the Credit Agreement or any other Loan Document as a result of such noncompliance with any such mandatory Term Loan prepayment or Revolving Credit Commitment reduction requirement.

                  2. Representations and Warranties. On and as of the date hereof and after giving effect to this Waiver, each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement mutatis mutandis, and to the extent that such representations and warranties expressly relate to a specific earlier date in which case each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  3. Conditions to Effectiveness. This Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Waiver, duly executed and delivered by the Borrower, each Subsidiary Borrower and the Required Prepayment Lenders.

                  4. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Waiver).

                  5. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                   6. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  7. Counterparts. This Waiver may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             THE SCOTTS COMPANY


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             OM SCOTT INTERNATIONAL INVESTMENTS LTD.


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             MIRACLE GARDEN CARE LIMITED


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS HOLDINGS LIMITED


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             HYPONEX CORPORATION


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer




                             SCOTTS' MIRACLE-GRO PRODUCTS, INC.

                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             REPUBLIC TOOL & MANUFACTURING CORP.


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS-SIERRA INVESTMENTS, INC.


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS FRANCE HOLDINGS SARL


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS FRANCE SARL


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening

                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS HOLDING GMBH


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS CELAFLOR GMBH & CO. KG


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             SCOTTS BELGIUM 2 BVBA


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer


                             THE SCOTTS COMPANY (UK) LTD.


                             By:   /s/ Rebecca J. Bruening
                                   ---------------------------------------------
                                   Name:     Rebecca J. Bruening
                                   Title:    Vice President, Corporate Treasurer




                             CITICORP USA INC.
                             Syndication Agent and as a Lender


                             By:   /s/ Nicolas Erni
                                   ---------------------------------------------

                                   Name:     Nicolas Erni
                                   Title:    Attorney in fact


                           CREDIT LYONNAIS CHICAGO BRANCH, as Co-Documentation Agent and as a Lender


                           By:   /s/ Mary Ann Klemm
                                 ---------------------------------------------
                                 Name:     Mary Ann Klemm
                                 Title:    Vice President


                           NBD BANK, as Co-Documentation Agent and as a Lender


                           By:   /s/ Gary C. Wilson
                                 ---------------------------------------------
                                 Name:     Gary C. Wilson
                                 Title:    First Vice President


                           THE CHASE MANHATTAN BANK, as Administrative Agent and as a Lender

                           By:   /s/ Randolph E. Cates
                                 --------------------------------------------
                                 Name:     Randolph E. Cates
                                 Title:    Vice President


                           ABN AMRO BANK N.V., Pittsburgh

                           By:   /s/ Patrick M. Pastore /s/ Gregory D. Amonia
                                 ---------------------------------------------
                                 Name:  Patrick M. Pastore  Gregory D. Amonia
                                 Title: Vice President      Group Vice President



                           AERIES FINANCE LTD.

                           By:   /s/ Andrew Ian Wignall
                                 ---------------------------------------------
                                 Name:   Andrew Ian Wignall

                                   Title:    Director


                             ALLIANCE INVESTMENT OPPORTUNITIES


                             By:   /s/ Andrew Ian Wignall
                                   ---------------------------------------------
                                   Name:     Andrew Ian Wignall
                                   Title:    Director


                             ALLSTATE LIFE INSURANCE CO.


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                             ARES LEVERAGED INVESTMENT FUND II


                             By:   /s/ David A. Sachs
                                   ---------------------------------------------
                                   Name:     David A. Sachs
                                   Title:    Vice President


                             ATHENA CDO, LIMITED
                             By: Pacific Investment Management Company as its investment advisor

                             By:   PIMCO Management Inc., a general partner



                             By:   /s/ Bradley W. Paulson
                                   ---------------------------------------------
                                   Name:     Bradley W. Paulson
                                   Title:    Vice President




                             BHF BANK AKTIENGESELLSCHAFT


                             By:   /s/ John Sykes
                                   ---------------------------------------------
                                   Name:   John Sykes

                                   Title:    Vice President


                             BALANCED HIGH YIELD FUND II


                             By:   /s/ John Sykes
                                   ---------------------------------------------
                                   Name:   John Sykes
                                   Title:    Vice President

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION


                             By:   /s/ Gretchen Spoo
                                   ---------------------------------------------
                                   Name:     Gretchen Spoo
                                   Title:    Vice President


                             BANK OF HAWAII


                             By:   /s/ Mark C. Joseph
                                   ---------------------------------------------
                                   Name:     Mark C. Joseph
                                   Title:


                             THE BANK OF NEW YORK


                             By:   /s/ Ray Joyner
                                   ---------------------------------------------
                                   Name:     Ray Joyner
                                   Title:    Vice President



                             THE BANK OF NOVA SCOTIA


                             By:   /s/ F.C.H. Ashby
                                   ---------------------------------------------
                                   Name:     F.C.H. Ashby
                                   Title:    Senior Manager Loan Operations


                             BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             BANQUE NATIONALE DE PARIS

                             By:   /s/ Arnaud Collin du Bocage
                                   ---------------------------------------------
                                   Name:     Arnaud Collin du Bocage
                                   Title:    Executive Vice President and
                                                       General Manager


                             BOEING CAPITAL CORPORATION


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             CIT GROUP/EQUIPMENT FINANCING, INC.


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                             CAPTIVA II FINANCE LTD.


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                             CAPTIVA III FINANCE LTD.

                             By:
                                   Name:
                                   Title:


                             CARAVELLE INVESTMENT FUND, L.L.C.


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                             CERES FINANCE LTD.


                             By:   /s/ John H. Cullinane
                                   ---------------------------------------------
                                   Name:     John H.Cullinane
                                   Title:    Director


                             COMERICA BANK, Detroit


                             By:   /s/ Anthony L. Davis
                                   ---------------------------------------------
                                   Name:     Anthony L. Davis
                                   Title:    Account Officer




                             CREDIT AGRICOLE INDOSUEZ, Chicago

                By:   /s/ W. Leroy Startz               /s/ Katherine L. Abbott
                      ----------------------------------------------------------
                      Name:     W. Leroy Startz             Katherine L. Abbott
                      Title:    First Vice President        First Vice President


                             CYPRESS TREE INVESTMENT PARTNERS

                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             CYPRESSTREE INSTITUTIONAL FUND, LLC



                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                             CYPRESSTREE INVESTMENT FUND, LLC



                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:
                             CYPRESSTREE SENIOR FLOATING RATE FUND


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:




                             DELANO COMPANY

                             By: Pacific Investment Management Company as its investment advisor

                             By:   PIMCO Management Inc., a general partner


                             By:   /s/ Bradley W. Paulson
                                   ---------------------------------------------
                                   Name:     Bradley W. Paulson
                                   Title:    Vice President

                             DRESDNER BANK, AG


                             By:   /s/ Ken Hamilton
                                   ---------------------------------------------
                                   Name:     Ken Hamilton
                                   Title:    First Vice President


                                   /s/ Deborah Slusarczyk
                                   ---------------------------------------------
                                   Name:     Deborah Slusarczyk
                                   Title:    Vice President

                             ELC (Cayman) LTD.
                             First Union Corporation

                             By:   /s/ illegible
                                   ---------------------------------------------
                                   Name:     Illegible
                                   Title:    Managing partner


                             ERSTE BANK


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             FIFTH THIRD BANK OF COLUMBUS


                             By:   /s/ Mark Ransom
                                   ---------------------------------------------
                                   Name:     Mark Ransom
                                   Title:    Vice President


                             FLEET NATIONAL BANK


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                             FOOTHILL INCOME TRUST,  L.P.


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             FRANKLIN FLOATING RATE TRUST


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             GENERAL ELECTRIC CAPITAL CORPORATION


                             By    /s/ Janet K. Williams
                                   ---------------------------------------------
                                   Name:    Janet K. Williams
                                   Title:    Duly Authorized Signator

                             GOLDMAN SACHS CREDIT PARTNERS L.P.


                             By    /s/ Stephen J. McGuinness
                                   ---------------------------------------------
                                   Name:    Stephen J. McGuinness
                                   Title:    Authorized Signatory


                             HARRIS TRUST AND SAVINGS BANK


                             By:   /s/ Julie K. Hossack
                                   ---------------------------------------------
                                   Name: Julie K. Hossack
                                   Title:    Vice President


                             HELLER FINANCIAL INC.


                             By:   /s/ Linda W. Wolf
                                   ---------------------------------------------
                                   Name:     Linda W. Wolf
                                   Title:    Senior Vice President

                             THE HUNTINGTON NATIONAL BANK


                             By:   /s/ Julie Giancola
                                   ---------------------------------------------
                                   Name: Julie Giancola
                                   Title: Commercial Lending Officer


                             KZH APPALOOSA LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent



                             KZH BDC LLC



                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent


                             KZH CRESCENT-3 LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent


                             KZH ING-3 LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent


                             KZH RIVERSIDE LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent

                             KZH WATERSIDE LLC



                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent


                             KZH CNC LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent


                             KZH CYPRESSTREE-1 LLC


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             KZH ING-2 LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent

                             KZH SOLEIL-2 LLC


                             By:   /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name:    Virginia Conway
                                   Title:    Authorized Agent


                             KEY BANK NATIONAL ASSOCIATION


                             By:   /s/ Illegible
                                   ---------------------------------------------
                                   Name:     Illegible
                                   Title:    Senior Vice President


                             LEHMAN COMMERCIAL PAPER INC.


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                             ML CBO IV (CAYMAN) LTD.




                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                             By:   Pilgrim Investments, Inc.,
                                   as its investment manager



                             By:   /s/ Robert L. Wilson
                                   ---------------------------------------------
                                   Name: Robert L. Wilson
                                   Title: Vice President




                             ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                             By:   Pilgrim Investments, Inc.,
                                      as its investment manager


                             By:   /s/ Robert L. Wilson
                                   ---------------------------------------------
                                   Name: Robert L. Wilson
                                   Title: Vice President


                             MSDW PRIME INCOME TRUST


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             MERRILL LYNCH PRIME RATE PORTFOLIO



                             By:   Merrill Lynch Asset Management, L.P.,
                                   as Investment Advisor


                             By:   /s/George D. Pelose
                                   ---------------------------------------------
                                   Name:     George D. Pelose
                                   Title:    Authorized Signatory


                             MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                             By:   /s/George D. Pelose
                                   ---------------------------------------------
                                   Name:     George D. Pelose
                                   Title:    Authorized Signatory


                             METROPOLITAN LIFE INSURANCE CO.


                             By:   Illegible
                                   ---------------------------------------------
                                   Name:  Illegible
                                   Title: Director




                             MONUMENTAL LIFE INSURANCE COMPANY


                             By:   /s/ Gregory W. Theobald
                                   ---------------------------------------------
                                   Name:    Gregory W. Theobald

                                   Title:   Vice President & Assistant Secretary


                             NATIONAL CITY BANK


                             By:   /s/ David B. Yates
                                   ---------------------------------------------
                                   Name:    David B. Yates
                                   Title:    Vice President


                             NATIONAL WESTMINSTER BANK, PLC


                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             NORSE CBO, LTD.


                             By:   /s/ Timothy S. Peterson
                                   ---------------------------------------------
                                   Name:    Timothy S. Peterson
                                   Title:    President


                             NORTH AMERICAN SENIOR FLOATING RATE FUND

                             By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                             ORIX USA CORPORATION


                             By:   /s/ Illegible
                                   ---------------------------------------------
                                   Name:     Illegible
                                   Title:    Executive Vice President


                             OAK HILL SECURITIES FUND, L.P.
                             By:   Oak Hill Securities GenPar, L.P.
                                   its General Partner
                             By:   Oak Hill Securities MGP, Inc.

                                    its General Partner


                              By   /s/ Scott D. Krase
                                   ---------------------------------------------
                                   Name:     Scott D. Krase
                                   Title:    Vice President


                             OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-I, LTD.


                             By:   /s/ Andrew Ian Wignall
                                   ---------------------------------------------
                                   Name:     Andrew Ian Wignall
                                   Title:    Director


                             OCTAGON LOAN TRUST
                             By: Octagon Credit Investors as Manager


                             By:   /s/ Richard W. Stewart
                                   ---------------------------------------------
                                   Name:      Richard W. Stewart
                                   Title:    Managing Director


                             OSPREY INVESTMENTS PORTFOLIO


                             By:   /s/ Hans L. Christensen
                                   ---------------------------------------------
                                   Name:     Hans L. Christensen
                                   Title:    Vice President


                             Oxford Strategic Income Fund

                             By:   /s/ Andrew Ian Wignall
                                   ---------------------------------------------
                                   Name:     Andrew Ian Wignall
                                   Title:    Director




                             PACIFICA PARTNERS I, L.P.


                             By:   /s/ Michael J. Bacevich
                                   ---------------------------------------------
                                   Name:    Michael J. Bacevichl

                              Title:    Senior Vice President


                      PARIBAS


                      By:   /s/ Ann B. McAloon        /s/ Brian F. Hewett
                            --------------------------------------------------
                            Name:    Anne B. McAloon    Brian F. Hewett
                            Title:    Vice President     Vice President


                      PINEHURST TRADING, INC.


                      By:   /s/ Allen D. Shifflet
                            --------------------------------------------------
                            Name:     Allen D. Shifflet
                            Title:    President


                      COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                      B.A., "RABOBANK NEDERLAND", New York Branch


                      By:   /s/ W. Pieter C. Kodde       /s/ M. Christina Debler
                              --------------------------------------------------
                            Name:     W. Pieter C. Kodde     M. Christina Debler
                            Title:    Vice President         Vice President


                      SANKATY HIGH YIELD ASSET PARTNERS


                      By:
                            --------------------------------------------------
                            Name:
                            Title:




                           SCOTIABANC, INC.


                           By:
                                 ---------------------------------------------
                                 Name:

                                   Title:


                             SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                             By:   /s/ Stephen L. Leister
                                   ---------------------------------------------
                                   Name:     Stephen L. Leister
                                   Title:    Vice President


                             TORONTO DOMINION (New York), INC.



                             By:   /s/ Jorge A. Garcia
                                   ---------------------------------------------
                                   Name:    Jorge A. Garcia
                                   Title:    Vice President



                             TORONTO DOMINION (TEXAS) INC.

                             By:   /s/ Mark A. Baird
                                   ---------------------------------------------
                                   Name:    Mark A. Baird
                                   Title:    Vice President


                             THE TRAVELERS INSURANCE COMPANY


                             By:   /s/ Allen R. Cantrell
                                   ---------------------------------------------
                                   Name:    Allen R. Cantrell
                                   Title:    Investment Officer




                             VAN KAMPEN CLO I, LIMITED
                             By:   Van Kampen Management Inc.,
                                   as Collateral Manager

                             By:   /s/ Jeffrey W. Maillet
                                   ---------------------------------------------
                                   Name:     Jeffrey W. Maillet
                                   Title:    Senior Vice President & Director